REGULATORY REQUIREMENTS (Tables)	12 Months Ended
Dec. 31, 2019
REGULATORY REQUIREMENTS
Summary of the net capital, the requirement and the excess capital for the Group's broker-dealer subsidiaries

	As of December 31, 2019
	Net Capital/
	Eligible Equity	Requirement	Excess
	(HK$ in thousands)
Futu Securities	1,469,200	235,481	1,233,719
Futu Inc.	15,832	1,947	13,885
Futu Clearing Inc.	72,908	1,947	70,961
Total	1,557,940	239,375	1,318,565